UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 4, 2003
                                                           -------------

American Income Fund I-A, a Massachusetts Limited Partnership, Liquidating Trust
             (Exact name of registrant as specified in its charter)

     Delaware                        33-35148-01          04-3097216
(State  or  other  jurisdiction     (Commission     (IRS  Employer
 of  incorporation)                File  Number)      Identification  No.)


c/o  Wilmington  Trust  Company,  1100  North  Market  Street,
Wilmington,  Delaware          19890
     (Address of principal executive offices)                         (Zip Code)


Registrant's  telephone  number,  including  area  code:  (781)  676-0009
                                                          ---------------




          (Former name or former address, if changed since last report)

American Income Fund I-A, a Massachusetts Limited Partnership, Liquidating Trust
                                    Form 8-K



Item  5.  Other  Events
          -------------

     As described in the Legal Notice dated April 11, 2002 in connection with the settlement of the class action lawsuit known as Rosenblum, et al. v. Equis Financial Group Limited Partnership, et al., (U.S. Dist. Ct. S.D. Fla. Civ. No. 98-8030), the Revised Stipulation of Settlement provides for the liquidation of the partnership's assets and distributions of cash to its investors. On March 31, 2003, American Income Fund I-A, a Massachusetts Limited Partnership Liquidating Trust ("Liquidating Trust) made a distribution of $369,212 to its investors. These funds were distributed 95% to the limited partners, and 5% to the general partner. This distribution represents the final liquidating distribution and the Liquidating Trust has been dissolved.

                                   SIGNATURES
                                   ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     April  4,  2003          American  Income  Fund  I-A, a Massachusetts
Limited  Partnership  Liquidating  Trust


By:  /s/  Wayne  E.  Engle
     ---------------------
     Name:  Wayne  E.  Engle
Title:    Vice  President  (Duly  Authorized  Officer     and  Chief  Financial
Officer)